United States
Securities and Exchange Commission
Washington D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2006

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	001-31578	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 1.01   Entry into a Material Definitive Agreement.

        The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        Fourth Amendment to Loan and Security Agreement

        As of November 29, 2006, the total amount of credit remaining available to MTS Medication Technologies, Inc. (“MTS”) under its revolving credit facility with LaSalle Bank Midwest National Association (“LaSalle Bank”) was approximately $7,000,000 and the total amount outstanding under its term loans with LaSalle Bank was $416,000. The maximum loan limit under its credit facility was $10,000,000.

        On November 30, 2006, MTS entered into a Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment to the Loan Agreement”) between LaSalle Bank, LaSalle Business Credit, LLC, as agent for LaSalle Bank (the “Agent”), MTS and MTS Packaging Systems, Inc., as the borrowers. The Amendment to the Loan Agreement amends the Loan and Security Agreement dated June 26, 2002, as amended by: (1) the First Amendment to Loan and Security Agreement dated July 8, 2003; (2) the Second Amendment to Loan and Security Agreement dated June 18, 2004; and (3) the Third Amendment to Loan and Security Agreement dated February 22, 2006 (the “Loan Agreement”).

        Pursuant to the terms of the Fourth Amendment to the Loan Agreement, the aggregate maximum loan limit under the Loan Agreement was increased to $12,816,000 and the maximum revolving loan limit was decreased to $5,000,000 (the “Revolving Loan”). The loan maturity date was extended to July 1, 2009, except for the Term Loan C (defined below) which matures on July 1, 2007. The LIBOR rate margin applicable to the Revolving Loan was reduced, so that borrowings under the Revolving Loan bear interest at a rate of Prime rate or 1.75% in excess of the LIBOR rate.

        In addition, pursuant to the terms of the Fourth Amendment to the Loan Agreement, LaSalle Bank has made available a new term loan to MTS and MTS Packaging Systems, Inc., in an amount equal to $6,400,000 (the “Overadvance Term Loan”) for the purpose of funding a repurchase of outstanding preferred stock of MTS. Borrowings under the Overadvance Term Loan bear interest at a rate equal to 1.75% per annum over the Prime rate or 2.25% in excess of the LIBOR rate. The principal over the Overadvance Term Loan is to be repaid in (i) equal and consecutive monthly installments of $177,777.78 each, payable on the first day of each month commencing the first day of the first month following the date when the preferred stock is repurchased by MTS and MTS Packaging Systems, Inc., and (ii) if not repaid in full previously in accordance with the terms of the Loan Agreement, one final payment of the remaining principal balance thereof, together with all interest and fees accrued and unpaid on July 1, 2009.

        Under the terms of the existing Loan Agreement, LaSalle Bank made a capital expenditure line of credit available to MTS and MTS Packaging Systems, Inc., in an amount equal to $1,000,000 (the “Capital Expenditure Loan”). Pursuant to the terms of the Fourth Amendment to the Loan Agreement, the payment terms of the Capital Expenditure Loan under the Loan Agreement have been amended to provide that the principal of the Capital Expenditure Loan shall be repaid (i) in consecutive monthly installments, payable on the first day of each month commencing the first day of the month next succeeding the month in which such Capital Expenditure Loan is made, each in an amount equal to (a) $14,000 for each payment made during the first twelve months of such Capital Expenditure Loan, (b) $28,000 for each payment made during the thirteenth through twenty-fourth months of such Capital Expenditure Loan, (c) $40,000 for each payment made after the twenty-fourth but prior to the last day of the loan term and (ii) if not repaid in full previously in accordance with the terms of the Loan Agreement, one final payment of the remaining principal balance thereof, together with all interest and fees accrued and unpaid on July 1, 2009. In addition, the Fourth Amendment to the Loan Agreement amended the rate of interest for the Capital Expenditure Loan to provide that borrowings under the Capital Expenditure Loan will bear interest at a rate of .25% per annum in excess of the Prime rate or 2.25% in excess of the LIBOR rate. There are currently no amounts outstanding under the Capital Expenditure Loan.

        Under the terms of the Loan Agreement, LaSalle Bank previously made a loan to MTS and MTS Packaging Systems, Inc. in the amount of $1,200,000 (the “Term Loan C”). As of today’s date, the approximate outstanding balance under the Term Loan C is $416,000. Pursuant to the terms of the Fourth Amendment to the Loan Agreement, the payment terms of the Term Loan C were amended to provide that the principal of Term Loan C shall be repaid in (i) twelve equal and consecutive monthly installments of principal of $16,000, payable on the first day of each month during the period beginning on and including August 1, 2004 and ending on and including July 31, 2005, (ii) twelve equal and consecutive monthly installments of principal of $32,000, payable on the first day of each month during the period beginning on and including August 1, 2005 and ending on and including July 31, 2006, (iii) equal and consecutive monthly installments of principal of $52,000, payable on the first day of each month commencing August 1, 2006 and ending on and including June 30, 2007, and (iv) one final payment of the remaining principal balance thereof, together with all interest and fees accrued and unpaid thereon, on July 1, 2007. In addition, the Fourth Amendment to the Loan Agreement amended the rate of interest for the Term Loan C to provide that borrowings under the Term Loan C will bear interest at a rate of .25% per annum in excess of the Prime rate or 2.25% in excess of the LIBOR rate.

      Revolving Credit Note and Overadvance Term Note

        In connection with the Amendment to the Loan Agreement, MTS and MTS Packaging Systems, Inc. executed two promissory notes in favor of LaSalle Bank. On November 30, 2006, MTS and MTS Packaging Systems, Inc. executed a Second Amended and Restated Revolving Credit Note (the “Revolving Credit Note”) in the principal amount of $5,000,000. In addition, on November 30, 2006, MTS and MTS Packaging Systems, Inc. executed an Overadvance Term Note (the “Overadvance Term Note”) in the amount of $6,400,000, which evidences MTS’s and MTS Packaging Systems, Inc.‘s liabilities with respect to the Overadvance Term Loan. The terms of payment under the Revolving Credit Note and Overadvance Term Note are provided in the Loan Agreement.

      Guaranties

        In connection with the Amendment to the Loan Agreement, Medication Management Technologies, Inc. (“MMT”), Medication Management Systems, Inc. (“MMS”), Medical Technology Laboratories, Inc., (“MTL” and together with MMT and MMS, collectively, the “Guarantors”) and the Agent on November 30, 2006, executed an Amendment, Ratification and Confirmation of Continuing Unconditional Guaranty (the “First Amended Guaranty”), which amends that certain Continuing Unconditional Guaranty dated June 26, 2002, to ratify, confirm and to continue the unconditional guaranty with respect to the Overadvance Term Loan and all obligations of MTS and MTS Packaging Systems, Inc. under the Overadvance Term Note. In addition, on November 30, 2006, BAF Printers Limited executed an Amendment, Ratification and Confirmation of Continuing Unconditional Guaranty (the “Second Amended Guaranty”), which amends that certain Continuing Unconditional Guaranty dated February 22, 2006, executed by BAF Printers Limited, to ratify and confirm and to continue the unconditional guaranty with respect to the Overadvance Term Loan and all obligations of MTS and MTS Packaging Systems, Inc. under the Overadvance Term Note.

        The foregoing summary of the Amendment to the Loan Agreement, the Revolving Credit Note, the Overadvance Term Note, the First Amended Guaranty, and the Second Amended Guaranty are not complete and are qualified in its entirety by reference to the full text of such documents, which have been attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 9.01.   Financial Statements and Exhibits.

                      (d)     Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Loan and Security Agreement, dated November 30, 2006, between LaSalle Bank Midwest National Association, LaSalle Business Credit, LLC, MTS Medication Technologies, Inc. and MTS Packaging Systems, Inc.

10.2	Second Amended and Restated Revolving Credit Note, dated November 30, 2006, executed by MTS Medication Technologies, Inc. and MTS Packaging Systems, Inc. in favor of LaSalle Bank Midwest National Association.

10.3	Overadvance Term Note, dated November 30, 2006, executed by MTS Medication Technologies, Inc. and MTS Packaging Systems, Inc. in favor of LaSalle Bank Midwest National Association.

10.4	Amendment, Ratification and Confirmation of Continuing Unconditional Guaranty, dated November 30, 2006, Medication Management Technologies, Inc., Medication Management Systems, Inc., Medical Technology Laboratories, Inc. and LaSalle Business Credit, LLC.

10.5	Amendment, Ratification and Confirmation of Continuing Unconditional Guaranty, dated November 30, 2006, BAF Printers Limited and LaSalle Business Credit, LLC.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: December 4, 2006	By:	/s/ Michael P. Conroy
Michael P. Conroy
Vice President and Chief Financial Officer

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